Exhibit 99.2

Broadwind Energy, Inc. Q4 2013 Investor Call Presentation March 12, 2014 © 2014 Broadwind Energy, Inc. All Rights Reserved.

Industry Disclaimer and Forward Looking Statements Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various forward-looking statements related to future, not past, events. Statements in this presentation that are not historical are forward-looking statements. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital; our restructuring plans and the associated cost savings; the ability to preserve and utilize our tax net operating loss carry-forwards; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item A “Risk Factors” of our Annual Reports on form 10-K. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated as of March 12, 2014 for a reconciliation of certain non-GAAP measures presented in this presentation. 2 © 2014 Broadwind Energy, Inc. All rights reserved. 3/12/2014

Q4 2013 Overview Business Highlights New orders of $201 million; record backlog of $311 million Revenue of $56.4 million; in line with outlook, up 26% from Q4’12 Gross profit margin* of 7.8%, up 600 bp from Q4’12 Adj. EBITDA of $2.8 million, up $2.1 million from Q4’12 Net debt negative, operating working capital 2% of sales, cash and related assets increased to $26 million Market Highlights Wind Energy 2013 installations of only 1.1 GW, down 92% from 2012 2014-15 installations in line with historical averages Continued focus to achieve parity with fossil fuels Oil & Gas U.S. becomes top global O&G producer 6 liquefaction export projects have been approved by the DOE 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 3 * Excluding Restructuring

2013: A Pivotal Year 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 4 CAGR 12% Expanded backlog; tower capacity is sold out for 2014 and over 50% booked for 2015 Restructuring plan 88% complete; expect to realize incremental $2.4M cost savings in 2014 Sold idle tower facility – better price and quicker closing than expected Good expense management; SG&A held to 10% of sales, down 10 p.p. since 2010 Repaid $6M of debt in 2013, reducing total debt and capital lease balance down to $5.1M $26M of cash assets, $0 outstanding on line of credit Settled long-standing environmental investigation and shareholder litigation Progressing successfully through planned transformation +$20M improvement +660 bps

Orders and Backlog 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 5 Orders – $ Million New tower orders of $189 million in Q4 2013; 2014 sold out, 2015 over 50% booked Gearing orders of $5.1 million – mainly industrial Services orders lag behind prior year, which included large industrial drivetrain assembly order Order Backlog – $M Q4 2013 ending backlog of $311 million Q4 2013 ending backlog up 86% sequentially > 80% of 2014 revenue is in backlog at 12/31/13 Record high backlog Q4 12 Q4 13 2012 2013 Towers 49.2 193.2 63.6 361.5 Gears 7.0 5.1 42.4 34.5 Services 12.9 2.4 29.2 8.5 Total 69.1 200.7 135.1 404.4

U.S. Wind Market Forecast 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 6 Assuming 16.4 GW of installations in 2014-2016 ~ 11 GW of turbine orders placed Rebound activity in Texas with new CREZ lines Still 5.0 GW of orders to be awarded as developers rush to advance projects PTC extension would relieve some pressure and smooth deliveries Greater market stability expected in 2014 - 2016 Source: MAKE Consulting Potential upside

PPA Rates by State 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 7 Comments Wind assets are being contracted at attractive long-term power rates Further confirmation that costs and efficiencies have greatly improved Further investment will bring wind to parity with fossil fuels Wind provides utilities with predictable long-term cost and no carbon risk Source: Credit Suisse Dec 2013

Gearing Turnaround: 4 Key Areas 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 8 Increasing orders / sales Added 5 manufacturers’ reps 3x customer coverage Aligned workforce to revenue Reduced work force by 20% Add selectively as revenue rebounds Continued focus on on-time delivery Better visual management of order status Management oversight of bottlenecks Greater cross training of staff Improved machine uptime Better tracking of scheduled maintenance More robust inventory of critical spares Position Gearing segment for long-term profitability and growth

2014 Priorities Achieve accounting profitability... first time in the Company’s history Achieve top line growth of 20% YOY Achieve positive EBITDA in Gearing Complete Gearing Kaizen roadmap that focuses on on-time delivery, first pass yield and safety Show clear progress in penetrating the $110 B energy infrastructure opportunity with gearing and weldments Continue diversification in adjacent energy and mining markets in Towers & Weldments and Services Improve safety stats by 20% Significant improvement in growth rate and profitability of Services via our DriveMAX and BladeMAX programs Continue the deployment of IT tools to better scale the growth of the business 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 9

Consolidated Financial Results 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 10 Q4 2013 Comments Sales up 26% from Q4 2012 –Towers and Weldments up 69% over prior year, partly offset by challenges in Gearing and Services Gross margin (ex. restructuring) up 600 bp from Q4 2012 – improved tower throughput and mix, higher volume Operating expense up $.2 million from Q4 2012; severance and higher professional fees, partly offset by lower amortization Adj. EBITDA of $2.8 million – up $2.1 million from Q4 2012, driven by Towers segment Per share loss of $.26 includes $.13 per share related to Gearing facility write-down 2012 2013 2012 2013 44.9 56.4 Revenue - $M 210.7 215.7 0.2 2.2 Gross Profit - $M 6.8 12.3 1.8% 7.8% % (ex. Restructuring) 4.0% 8.0% 5.0 5.7 SG&A - $M 21.6 21.4 0.9 0.4 Other Operating Expense - $M 2.5 4.1 12.6% 10.3% Total Op Exp % (ex. Restructuring) 11.1% 11.3% (5.7) (4.0) Operating Loss - $M (17.3) (13.2) 0.7 2.8 Adj. EBITDA - $M 5.5 10.3 (0.41) (0.26) EPS Continuing - $ (1.27) (0.72) Q4 YTD

Towers and Weldments 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 11 Fourth Quarter 2013 Tower volume increased 61% compared to weak Q4 2012 Q4 2013 productivity increased from process improvements and simplified mix Adj. EBITDA margin improved nearly 4x due to higher volumes, better productivity and favorable mix Strategic Focus Use Continuous Improvement tools to drive increased throughput and efficiency Expanding capacity in our current footprint: >500 towers in 2014 Diversify by growing industrial weldments product line CAGR 41.1% 2012 2013 2012 2013 69 111 Towers-No. 307 392 238 332 Sections-No. 1207 1270 25.6 43.4 Revenue-$M 135.2 159.5 (0.5) 5.8 Op. Income-$M 2.8 19.6 1.2 7.4 Adj. EBITDA-$M 8.3 24.8 4.5% 17.1% Adj. EBITDA Margin 6.1% 15.6% Q4 YTD

Gearing 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 12 Fourth Quarter 2013 Revenue affected by production delays related to product mix and by industrial end-market softness Adj. EBITDA decline due to lower volumes and margins and adverse manufacturing variances, partly offset by other spending reductions Plant consolidation ~ 93% complete Strategic Focus Streamline production flow and order-to-shipment activities Improve capacity utilization — complete consolidation Diversify industrial customers Manage strategic shift in product mix 2012 2013 2012 2013 14.3 11.6 Revenue-$M 55.7 43.2 0.5 2.5 Restructuring - $M 1.9 5.2 (2.2) (5.6) Op. Income-$M (7.6) (17.9) 1.0 (1.2) Adj. EBITDA-$M 5.0 (3.6) 7.1% -10.0% Adj. EBITDA Margin 9.1% -8.3% Q4 YTD

Services 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 13 Fourth Quarter 2013 Revenue down 67% from Q4 2012 – lower industrial gearbox assembly work and depressed field service work resulting from period of low wind turbine installations Services work being in-sourced and longer OEM warranties contributing to revenue drop Strategic Focus Diversify revenue base, particularly with industrial customers Further develop proprietary product offerings Launched DriveMAX and BladeMAX campaigns Continue drive toward profitability Source: MAKE Consulting Lowest level since 2004 2012 2013 2012 2013 6.1 2.0 Revenue-$M 22.1 17.2 (0.9) (1.5) Op. Income-$M (4.2) (4.7) (0.0) (1.1) Adj. EBITDA-$M (1.4) (2.6) -0.8% -55.5% Adj. EBITDA Margin -6.6% -14.9% Q4 YTD

Operating Working Capital 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 14 12/31/13 operating working capital increased $.4 million from 9/30/13 to $5.3 million, or 2% of annualized Q4 2013 sales Receivables dropped from Q3 2013 resulting from strong cash collections, offset by increased payables and inventory

Debt and Liquidity 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 15 Net debt negative – cash and related assets increased $2 million to $26 million from Q3 2013 Debt balance includes $3 million of forgivable economic development grants or New Markets Tax Credit financing Line of credit undrawn 12/31/2013 $M AloStar line of credit - Long-term debt 0.1 Capital leases 2.1 Subtotal: debt ex. grants 2.2 Grants/tax credits 2.9 Total debt and leases 5.1 Less: Cash and related assets (26.0) Net Debt (20.9)

2014 Financial Outlook 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 16 2014 EPS Walk Q1 and Q4 are typically the weakest quarters Revenue growth mainly from the Towers & Weldments Segment FY 2010 FY 2011 FY 2012 FY 2013 2014 E Q1 14 Q1 13 Revenue-$M 137.0 186.0 210.7 215.7 260-270 61-63 45.5 Gross Profit-$M 1.9 7.2 6.8 12.3 2.2 -% (ex. Restructuring) 1.4% 3.9% 4.0% 8.0% >10% 7-8% 5.8% Operating Expense-$M 30.4 27.6 24.1 25.6 6.7 -% (ex. Restructuring) 22.2% 14.6% 11.1% 11.3% <10% 13.3% Impairment Exp. -$M 40.8 Operating Loss-$M (69.2) (20.4) (17.3) (13.2) positive (1.5-2.0) (4.5) Adj. EBITDA-$M (9.2) (2.1) 5.5 10.3 > 16 > 1.5 1.3 EPS, Continuing - $ (6.56) (1.79) (1.27) (0.72) positive (.15-.20) (.33)

2013-2014 EPS 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 17

Restructuring and Other Updates 3/12/2014 © 2014 Broadwind Energy, Inc. All rights reserved. 18 Other Updates Restatement Restructuring 2011-12 2013 Total Incurred Total Projected % Incurred Capital Spending 2.6 2.4 5.0 5.8 86% Cash Expenses 1.8 3.5 5.3 6.2 85% Total Outlays 4.4 5.9 10.3 12.0 86% Gain on Sale of Brandon 0 -3.6 -3.6 -3.6 100% Non Cash Expenses 1.5 3.3 4.8 4.8 100% Total 5.9 5.6 11.5 13.2 87%

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